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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): December 30, 2002


                                   CWABS, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                    333-101101             95-4596514
------------------------------      ------------------   --------------------
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
     of Incorporation)               File Number)        Identification No.)



       4500 Park Granada
       Calabasas, California                                91302
-----------------------------                            -------------------
      (Address of Principal                                (Zip Code)
       Executive Offices)

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        Registrant's telephone number, including area code (818) 225-3237
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

Item 5. Other Events.
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        Filing of Certain Materials.
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        In connection with the issuance by CWABS, Inc. Asset-Backed
Certificates, Series 2002-6 (the "Certificates"), CWABS, Inc. is filing herewith a mortgage insurance policy with a corresponding endorsements relating to the mortgage loans. The policy and endorsements, which are listed as Exhibit 99.1 hereto, are filed on Form SE dated December 31, 2002.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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        (a)    Not applicable.

        (b)    Not applicable.

        (c)    Exhibits:

                   99.1 PMI Bulk Primary First Lien Master Policy (with Endorsements)










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*       Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated December 11, 2002 and prospectus supplement dated December 26, 2002, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2002-6.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWABS, INC.



                                          By:  /s/ Celia Coulter
                                               --------------------
                                                   Celia Coulter
                                                   Vice President



        Dated:  December 31, 2002


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        Exhibit Index


        Exhibit                                                           Page
        -------                                                           ----

        99.1     PMI Bulk Primary First Lien Master Policy (with
                 Endorsements) filed on Form SE dated December 31, 2002     5